Exhibit 99.1

FOR IMMEDIATE RELEASE

AAPC Announces Agreement to Acquire TLA Worldwide plc

●	TLA is a full service sports agency representing over 880 clients worldwide, in sports marketing, talent management and event production

●	Transaction expands resources for further growth in TLA’s business

●	Combined leadership teams have a strong track record of value creation and operational experience to take company forward in the valuable and fast growing sports sector

New York, NY and London, U.K. – May 3, 2016 – AAPC (NASDAQ:AAPC) and TLA Worldwide plc (AIM:TLA) today announced an offer by AAPC to acquire TLA for stock and cash consideration to result in a combined company with an initial enterprise value of slightly greater than $200 million. TLA Worldwide will delist from the AIM on the London Stock Exchange following the transaction and the combined company will trade on the NASDAQ stock exchange. TLA’s executive management team will remain with the combined company, which will be led by TLA’s co-founders, Bart Campbell, Chairman, and Michael J. Principe, CEO.

TLA is a fully integrated sports marketing, management and events agency that provides sponsorship activation, sales, merchandising and media services to corporate clients, owns and operates world class, unique sporting events, and provides individual clients with “cradle to grave” representation. The group derives revenues from providing a wide range of services in sports and media consultancy, event operation and long-term agency relationships with many prominent U.S. and international sports stars, broadcasters and media personalities who are associated with major sports including the MLB, NFL, NBA, PGA Tour, AFL, Olympics and Cricket. TLA is a global company with offices in the U.S., U.K. and Australia, where its 150 personnel service over 880 clients worldwide.

The management of AAPC and TLA believe there are significant benefits to combining the two companies, including expanding TLA’s existing business in the U.S. and international markets, providing opportunities for further investment in growth, as well as benefiting from the experience and expertise of the combined group.

“Our goal in creating AAPC was to identify a unique acquisition opportunity that would bring a proven, global company in Europe to the U.S. capital markets,” said Jonathan Goodwin, President and CEO of AAPC. “Sports is among the most valuable and fastest-growing forms of media, and TLA is well-positioned to continue growing. We are excited to combine TLA’s strong financial profile, recurring and predictable revenues and strong industry fundamentals, with access to and support of the U.S. investor base through NASDAQ. We look forward to partnering with TLA’s experienced management team, led by the co-founders, to create value for our shareholders.”

“Partnering with AAPC will also allow us to pursue our strategy of organic and strategic M&A expansion on a global basis to take advantage of a fragmented market in which to build upon our strong position,” said Bart Campbell, Chairman and Co-founder of TLA. “The TLA Board believes that the transaction will further strengthen the prospects for the TLA Group, creating a platform for future growth within the international athlete representation and sports marketing industries. The proposed partnership with AAPC is likely to provide a number of benefits and the TLA Board recommends that the TLA shareholders vote in favor of the transaction.”

Michael J. Principe, CEO and Co-founder of TLA, added, “TLA has experienced solid growth, diversified into new markets and become a leading sports agency in a relatively short period of time. We expect the transaction with AAPC to afford us the opportunity to carry on our upwards trajectory and provide greater opportunities for our clients and shareholders.”

Summary of Transaction

Under the terms of the offer, each existing TLA shareholder may elect to receive all new AAPC shares, all cash (up to a maximum of $60 million in aggregate for the entire transaction) or a combination thereof. A TLA shareholder that elects to receive stock will be entitled to 1 new AAPC share per 10.7 TLA shares held.1 A TLA shareholder that elects to receive cash will be entitled to $9.63 per 10.7 TLA shares held.2

The transaction is subject to customary closing conditions and AAPC and TLA shareholder approval.

The AAPC and TLA directors have recommended that their respective shareholders vote in favor of the transaction. AAPC’s sponsors and management, representing approximately 26% of the outstanding shares of AAPC, have indicated that they will vote in favor of the transaction.

The TLA founders, Campbell, Principe and Dwight Mighty, TLA’s Chief Operating Officer, along with U.S. vendors and Australian vendors, representing approximately 34.0% of the outstanding shares of TLA, have indicated that they will vote in favor of the transaction and will exchange a significant proportion of existing equity in TLA for new AAPC shares. In addition, institutions representing approximately 36.3% of the outstanding shares of TLA, have indicated that they will vote in favor of the transaction.

Citigroup Global Markets, Inc. is acting as capital markets advisor and Lepe Partners LLP is acting as financial advisor to AAPC. Gibson, Dunn & Crutcher LLP is acting as legal advisor to AAPC. Numis Securities is acting as financial advisor to TLA. DAC Beachcroft is acting as legal advisor to TLA in the U.K., and Freshfields is acting as legal advisor to TLA in the U.S.

Additional Investor Information

AAPC and TLA will jointly present the proposed business combination with the investment community in a pre-recorded audio presentation to be released on both company websites on Thursday, May 5, 2016 at 10:00am EST (14:00 GMT). A detailed investor presentation with further information on this transaction will also be posted to the websites at that time. Investors may access the presentation file and audio link at: http://www.aapcacq.com/offers.php.

About AAPC

AAPC is a blank check company incorporated in the British Virgin Islands on 14 January 2015 for the purpose of conducting a business combination led by its sponsors and senior management team comprising Jonathan Goodwin, Mark Klein, Waheed Alli, Jonathan Mitchell and Iain Abrahams. As of 31 December 2015, AAPC had $80.8 million of capital in trust which includes the net proceeds raised in its initial public offering on 4 May 2015. AAPC’s ordinary shares are listed on the Nasdaq Capital Market ("NASDAQ") under ticker “AACP”.

About TLA Worldwide plc

TLA Worldwide is a leading athlete representation, event management and sports marketing group quoted on AIM-LSE in London. The Group derives revenues from long term agency relationships with many prominent US and international sports stars, broadcasters and media personalities associated with major sports including the MLB, NFL, NBA, PGA tour, AFL and Olympians and Cricketers. In addition, it also provides a range of services in respect of media consultancy, sports sponsorship and event creation and ownership, including the International Champions Cup tournament in Australia. With over 170 full-time personnel, TLA Worldwide serves its clients from 10 locations worldwide including its offices in London, UK; New York Newport Beach, California, USA; Melbourne, Perth, Adelaide and Sydney, Australia. For more information, please visit www.tlaworldwide.com.

1 Exchange ratio equivalent to 10 new AAPC shares per 107 TLA shares held.

2 Represents illustrative value calculated by reference to U.K. pound to U.S. dollar spot rate of 1.4633.

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Contacts

For further information please contact:.

Atlantic Alliance Partnership Corp
Jonathan Goodwin, CEO and President	+44 (0) 20 7938 5810
Jonathan Mitchell, Chief Financial Officer	+1 212 409 2434

Lepe Partners LLP, Financial Advisor to Atlantic Alliance Partnership Corp
Julian Culhane	+44 (0) 20 7938 5810

Citigroup Global Markets, Inc.
Capital Markets Advisor to Atlantic Alliance Partnership Corp

TLA Worldwide plc	+1 212 645 2141
Bart Campbell, Executive Chairman
Michael Principe, CEO

Numis Securities Limited	+44(0) 207 260 1288
Financial Advisor, Nomad and Corporate Broker to TLA Worldwide plc
Nick Westlake, Oliver Hardy (Nomad)
Chris Wilkinson, Lorna Tilbian

Luther Pendragon	+44(0) 207 618 9100
PR Advisor to TLA Worldwide plc
Harry Chathli, Alexis Gore

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

Where You Can Find More Information

This communication may be deemed to be solicitation material in respect of the proposed combination (the “Business Combination”) of TLA Worldwide plc (“TLA”) and Atlantic Alliance Partnership Corp. (the “Company”), including the issuance of the Company’s ordinary shares in respect of the proposed Business Combination. In connection with the foregoing proposed Business Combination and issuance of the Company’s ordinary shares, the Company expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). To the extent the Company effects the Business Combination as a court-sanctioned scheme of arrangement between TLA and TLA shareholders (the “Scheme”) under the UK Companies Act of 2006, as amended, the issuance of the Company’s ordinary shares in the Business Combination would not be expected to require registration under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 3(a)(10) under the Act. In the event that the Company determines to conduct an acquisition of TLA pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Company’s ordinary shares that would be issued in the acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED ISSUANCE OF THE COMPANY’S ORDINARY SHARES, AND THE PROPOSED BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement, and any registration statement/prospectus, in each case as applicable, and other relevant materials in connection with the proposed issuance of the Company’s ordinary shares and the Business Combination (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting the Company in writing at 590 Madison Avenue, New York, NY 10022.

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Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s ordinary shareholders with respect to the proposed Business Combination, including the proposed issuance of the Company’s ordinary shares in respect of the proposed Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s ordinary shares is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 23, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Business Combination and issuance of the Company’s ordinary shares in the proposed Business Combination.

TLA is organized under the laws of England and Wales. Some of the officers and directors of TLA are residents of countries other than the United States. As a result, it may not be possible to sue TLA or such persons in a non-US court for violations of US securities laws. It may be difficult to compel TLA and its respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

Cautionary Note Regarding Forward-Looking Statements

This communication may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipates”, “believes”, “continue”, “expects”, “estimates”, “intends”, “may”, “outlook”, “plans”, “potential”, “projects”, “predicts”, “should”, “will”, or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements with respect to the timing of the proposed Business Combination, as well as the expected performance, strategies, prospects and other aspects of the businesses of the parties to the Scheme and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, TLA or others following announcement of the Business Combination and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of the Company or TLA or other conditions to closing in the Business Combination; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the Business Combination and the transactions described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations or their interpretation or application; (8) the possibility that the Company or TLA may be adversely affected by other economic, business, and/or competitive factors; (9) future exchange and interest rates; (10) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; and (11) other risks and uncertainties indicated in the proxy statement to be filed by the Company with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by the Company. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Report. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this communication, those results or developments may not be indicative of results or developments in subsequent periods.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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